Exhibit 10.5

Supplemental Agreement No. 34

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 34, entered into this 1st day of February, 2013, (SA-34) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc., a Delaware corporation with offices in Fort Worth, Texas, (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented, relating to Boeing Model 777 aircraft (Purchase Agreement) and capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement; and

WHEREAS, Customer desires to exercise its QADP rights of one 777-323ER Aircraft scheduled for delivery during the [*CTR] quarter of [*CTR] Delivery Aircraft)

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA-34” legend is substituted in lieu thereof to reflect the changes made by this SA-34.

2.	Table 1-8:

Table 1-8 entitled “777-323ER Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety and a revised Table 1-8, attached hereto and identified with an “SA-34” legend is substituted in lieu thereof to add the exercised [*CTR] Delivery Aircraft.

3.	Revision of Attachment C to Letter Agreement No. 6-1162-AKP-110R3:

Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment C (Revised Attachment C) is substituted in lieu thereof to reflect the exercised [*CTR] Delivery Aircraft.

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980		SA-34
Page 1 Boeing Proprietary

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Name:	The Boeing Company	Name:	American Airlines, Inc.

Its:	Attorney-In-Fact	Its:	VP Corporate Development and Treasurer

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980		SA-34
Signature Page Boeing Proprietary

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER
1.	777-200ER Aircraft Delivery, Description, Price and Advance Payments [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year Jul. [*CTR] Engine Base Year	Original Purchase Agreement, SA-3, SA-17, SA-18, SA-26 & SA-31

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (November 2012 – July 2013 Deliveries) Jul. [*CTR] Airframe Base Year	SA-25, SA-26, SA-28, SA-31

1-8.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (December [*CTR] and [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year	SA-34

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980		SA-34
Table of Contents Page i Boeing Proprietary

TABLE OF CONTENTS, continued

TABLE		SA NUMBER
2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16

3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration – 777-323ER WITHDRAWN	SA-31
A2.	Aircraft Configuration – 777-323ER	SA-28
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28

CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1-BR1.	Engine Escalation and Engine Warranty	SA-15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
~~6-1162-AKP-071R1~~	~~Purchase Obligations~~ Terminated Per AAL-PA-1977-LA-1105595	PA3219
~~6-1162-AKP-072R3~~	[*CTR] Terminated Per AAL-PA-1977-LA-1105595

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980		SA-34
Table of Contents Page ii Boeing Proprietary

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

6-1162-AKP-109R3	Business Considerations	SA-20

6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

Attachment A	Description and Price for Eligible Models	SA-20

Attachment B	Information Regarding MADP Rights	SA-31

Attachment C	Information Regarding QADP Rights	SA-34

Attachment D	Forms of Purchase Agreement Supplement	SA-20

Attachment E	Letter Agreements	SA-20

Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20

AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees – 777-323ER	SA-28

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP-118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23

AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

AAL PA 1980-LA-1207588	[*CTR] for Undelivered Aircraft	SA-30

AAL-PA-1980-LA-1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA-30

AAL-LA-1106678	Assignment Matters	SA-33

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980		SA-34
Table of Contents Page iii Boeing Proprietary

Table 1-8 to

Purchase Agreement No. PA-01980

777-323ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds
Engine Model/Thrust:	GE90-115BL	115300 pounds
Airframe Price:		[*CTR	]
Optional Features:		[*CTR	]

Sub-Total of Airframe and Features:		[*CTR	]
Engine Price (Per Aircraft):		[*CTR	]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR	]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR	]
Seller Purchased Equipment (SPE) Estimate:		[*CTR	]
Deposit per Aircraft:		[*CTR	]

Detail Specification:	[*CTR]
Airframe Price Base Year/Escalation Formula:	[*CTR]	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):	[*CTR]
Base Year Index (CPI):	[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Exercised Via	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR] [*CTR]	[*CTR] Mos. [*CTR]	[*CTR] Mos. [*CTR]	Total [*CTR]
[*CTR] 2013	1	[*CTR]	31550	SA-28	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR] 2014	1	[*CTR]	33541	SA-31	[*CTR]	[*CTR]*	[*CTR]**	[*CTR]	[*CTR]
[*CTR] 2014	1	[*CTR]	31553	SA-31	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR] 2014	1	[*CTR]	33127	SA-31	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR] 2014	1	[*CTR]	31554	SA-32	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR] 2014	1	[*CTR]	31549	SA-34	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
	6

*	- Amount on hand for this Aircraft prior to SA-31
**	- Amount adjusted for amount on hand prior to SA-31

For the [*CTR] 2014 Aircraft: Boeing commits to [*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980 APR: 62891	Table 1-8, Page 1 of 1 Boeing Proprietary	SA-34

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding QADP Rights

MSN or Item Number	Exercise Date	Delivery Quarter
~~101789~~	~~9/30/10~~	[*CTR]
31543	SA-20	[*CTR]
~~101790~~	~~3/31/11~~	[*CTR]	SA-21
41668	SA-23	[*CTR]
31548	SA-25	[*CTR]
~~41669~~	[*CTR]	[*CTR]	SA-27
~~68870~~	[*CTR]	[*CTR]	SA-21
31553	SA-31	[*CTR]	SA-31
33127	SA-31	[*CTR]	SA-31
31554	SA-32	[*CTR]	SA-32
31549	SA-34	[*CTR]	SA-34
101801	[*CTR]	[*CTR]
101790	[*CTR]	[*CTR]	SA-29
41669	[*CTR]	[*CTR]	SA-27
181031	[*CTR]	[*CTR]	SA-29
101798	[*CTR]	[*CTR]	SA-31
TBD	[*CTR]	[*CTR]	SA-30
68864	[*CTR]	[*CTR]	SA-31
71938	[*CTR]	[*CTR]	SA-31

Revisions made by SA-34 (in bold-face type above) and incorporated in Revised Attachment C:

1)	Revised to reflect the Customer’s exercise of its QADP rights of the [*CTR] Delivery Aircraft.

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	Page 8	SA-34